Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Supplement Dated July 31, 2026, to the Prospectus Dated January 28, 2026

Effective August 3, 2026, Vanguard Institutional Intermediate-Term Bond Fund will change its benchmark from the Bloomberg U.S. Intermediate Aggregate ex Baa Index to the Bloomberg U.S. Intermediate Aggregate Index.

Additionally, effective August 3, 2026, Vanguard Institutional Short-Term Bond Fund will change its benchmark from the Bloomberg U.S. 1-3 Years Government/Credit ex Baa Index to the Bloomberg U.S. 1-3 Years Government/Credit Index.

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